SNOW CAPITAL INFLATION ADVANTAGED EQUITIES FUND
SNOW CAPITAL MID CAP VALUE FUND
SNOW CAPITAL HEDGED EQUITY FUND

Supplement dated September 20, 2016
to the Prospectus dated June 28, 2016

Effective immediately, Snow Capital Inflation Advantaged Equities Fund, Snow Capital Mid Cap Value Fund and Snow Capital Hedged Equity Fund (each, a “Fund” and collectively, the “Funds”), series portfolios of 360 Funds (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective on or about September 20, 2016.  Shares of the Funds are no longer available for purchase.

The Board of Trustees of the Trust, in consultation with the Funds’ investment adviser, Snow Capital Management L.P. (the “Adviser”), determined in a written consent of the Board of Trustees of the Trust, dated September 20, 2016 (“Consent”), to discontinue the Funds’ operations based on, among other factors, the Adviser’s belief that it would be in the best interests of each Fund and its shareholders to discontinue each Fund’s operations.  Through the date of the Funds’ liquidation, currently scheduled to take place on September 20, 2016, the Adviser will continue to waive fees and reimburse expenses of the Funds, as necessary, in order to maintain each Fund’s fees and expenses at their current level, as specified in the Prospectus.

The Board of Trustees directed in the Consent that (i) all of the Funds’ portfolio securities be liquidated in an orderly manner not later than September 20, 2016; and (ii) all outstanding shareholder accounts on September 20, 2016 will be closed and the proceeds of each account would be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing fund accounts.  As a result of the liquidation of the Funds’ portfolio securities described above, the Funds’ normal exposure to investments will be reduced and eventually eliminated.  Accordingly, shareholders should not expect the Funds to achieve their stated investment objectives.

Shareholders may continue to freely redeem their shares on each business day during the Funds’ liquidation process.

This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns.  In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets.  In order to avoid a potential tax issue, shareholders may choose to authorize, prior to September 20, 2016, a direct transfer of their retirement account assets to another tax-deferred retirement account.  Typically, shareholders have 60 days from the date of the liquidation to invest the proceeds in another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding this Supplement, please call 1-877-244-6235.

Investors Should Retain this Supplement for Future Reference